UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
	)	
Frankfort Tower Industries, Inc., *et al.*	)	Case No.: 03-17287
(f/k/a ROHN Industries, Inc., *et al.*),[1]	)	(Substantively Consolidated)
	)	
Debtors.	)	

MOTION FOR APPROVAL OF COMPROMISE AND SETTLEMENT WITH UNARCO MATERIAL HANDLING, INC. AND BANK OF AMERICA, N.A.

Horace H. Ward, in his capacity as Disbursing Agent for the above captioned Debtors, (the "Disbursing Agent"), pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure, respectfully submits this *Motion for Approval of Compromise and Settlement with UNARCO Material Handling, Inc. and Bank of America, N.A.*, and in support thereof states as follows:

Procedural History and Factual Background

1. On September 16, 2003 (the "Petition Date"), the Debtors commenced their respective cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

2. On November 23, 2004, the Court entered an *Order* [Docket No. 761] confirming the Debtors' *Chapter 11 Plan of Liquidation, as Immaterially Modified* (the "Plan").

3. Pursuant to the Plan, Horace H. Ward was appointed as Disbursing Agent and vested with the power to pursue and liquidate claims for the benefit of the Debtors' estate. To date, priority and administrative claims have been paid in full and distributions to unsecured creditors have provided a 19% pro rata recovery on allowed unsecured claims.

[1] The Debtors are the following entities: Frankfort Tower Industries, Inc., Frankfort Tower Installation Services, Inc., Frankfort Tower Enclosures, Inc., Frankfort Tower, Inc., Frankfort Tower Products, Inc., Frankfort Tower Construction, Inc., formerly known as Rohn Industries, Inc., Rohn Installation Services, Inc., Rohn Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

4. Pursuant to the Plan, the Disbursing Agent is authorized to compromise and settle claims on behalf of the Debtors' estates. Specifically, Section 6.2(d) of the Plan gives the Disbursing Agent the power to litigate or settle "any Claims or causes of action asserted by or against the Debtors, subject to approval from the Bankruptcy Court or approval and consent from the Committee ..." *See Plan, Section 6.2(d)*.

5. This Motion is a "core proceeding" as defined in 28 U.S.C. § 157. The Court has jurisdiction over this proceeding and the parties and property affected by this Motion pursuant to 28 U.S.C. §§ 157 and 1334 and pursuant to the terms of the Plan.

Summary of Claims Against UNARCO and Settlement Terms

6. The nature of the estate's claims against UNARCO trace to the estate's asserted entitlement to funds held in an environmental escrow by UNARCO. The relationship between Frankfort Tower, UNARCO Material Handling, Inc. ("UNARCO"), and Bank of America, N.A. ("Bank of America") is more fully described in the Settlement Agreement agreed to by the parties, a copy of which is attached hereto as **Exhibit A**, and may be summarized as follows:

A) UNARCO Material Handling, Inc. ("UNARCO") and a predecessor entity to Frankfort Tower Industries, Inc. executed an "Asset Sale And Purchase Agreement" dated January 31, 1995 (the "APA"). Under the terms of the APA, UNARCO purchased certain assets, including real property, for cash and a Note. The APA contains certain indemnification provision that address potential environmental liabilities.

B) In 2000, UNARCO discovered and gave notice to one of the Debtors, Frankfort Tower Industries, Inc. ("FTI"), of environmental liabilities related to the real property purchased by UNARCO and UNARCO subsequently placed the balance due to FTI under the Note into an escrow (the "Escrow Account") to be used for funding remediation of environmental liabilities.

C) Bank of America was appointed as the escrow agent of the Escrow Account.

D) In 2002, UNARCO entered into a "Voluntary Agreement" with the Tennessee Department of Environment and Conservation and began implementing a remediation program. During the remediation program, FTI agreed to permit the escrow agent to release $580,000 from the Escrow Account to UNARCO to pay for remediation expenses.

E) The balance in Escrow Account is $1,600,000.00 and UNARCO also holds $252,000 in funds obtained from the Escrow Account but not yet expended (the "Unapplied Funds").

7. The Disbursing Agent contends that, under the APA, FTI agreed to indemnify UNARCO for environmental liabilities for a period of time no longer than ten years from the date of the APA. Further, that because the ten year period of time has expired, FTI no longer owes any indemnification obligations to UNARCO for environmental liabilities. UNARCO disputes the contentions of the Disbursing Agent and claims, among other things, that the ten year period under the APA was a discovery limitation only.

8. On or about April 23, 2007, the Disbursing Agent filed its *Complaint For Turnover Of Property Of The Estates* (the "Complaint") thereby initiating Adversary Proceeding No. 07-50327. Through the Complaint, the Disbursing Agent sought the entry of an Order compelling the turnover of all funds contained in the Escrow Account.

9. Subsequent to the filing of the Disbursing Agent's Complaint, the parties entered into arms length negotiations aimed towards reaching a consensual resolution of the Disbursing Agent's claims as well as the defenses and claims of UNARCO and Bank of America. The parties have reached an agreement to resolve their disputes and the subject matter of the Complaint, and release each other of all claims identified in the Settlement Agreement.

10. The terms of the settlement between the parties are fully set forth in the Settlement Agreement attached hereto as **Exhibit A**. In summary, the parties have agreed as follows:

A) The Disbursing Agent and UNARCO shall jointly direct Bank of America to release from the Escrow Account and pay to UNARCO the sum of $500,000 (the "Escrow Payment") which UNARCO shall receive in addition to the retention of the Unapplied Funds in full satisfaction of UNARCO's environmental liability claims, including without limitation any and all amounts owing, or alleged by UNARCO to be owed to UNARCO under the APA for Environmental Liabilities.

B) The Disbursing Agent and UNARCO shall jointly direct Bank of America to retain and apply the sum of $12,500 from the Escrow Account in full satisfaction of Bank of America's claims that were or could have been raised by Bank of America for payment of unpaid fees, costs and expenses incurred in connection with Bank of America's service as Escrow Agent.

C) The Disbursing Agent and UNARCO shall jointly direct Bank of America to pay to the Disbursing Agent the balance remaining in the Escrow Account, which is estimated to be not less than $1,100,000.00.

D) Within fifteen (15) days of its receipt of the Escrow Payment, UNARCO shall amend the Proof of Claim filed by UNARCO to state a claim for only UNARCO's alleged Rack Claim (as defined in the Settlement Agreement) and UNARCO shall be treated as the holder of a general unsecured claim under the Plan with respect to the Rack Claim entitled to such rights and privileges (including distribution rights) as the Plan provides such holders. The Disbursing Agent shall have the right to object to the allowance of the Rack Claim.

E) The Disbursing Agent will be solely responsible for payment of all unpaid fees, costs and expenses, including without limitation attorney fees asserted by Bank of America in connection with its service as Escrow Agent. Disbursing Agent shall indemnify and hold UNARCO harmless from and against any claim asserted by Bank of America against UNARCO in connection with the Escrow Account.

F) The parties shall mutually release each other from all claims set forth in Section 4 of the Settlement Agreement.

Request for Approval of Compromise and Settlement

11. By this Motion, the Disbursing Agent seeks an Order approving the proposed compromise and settlement with UNARCO and Bank of America pursuant to Bankruptcy Rule 9019.

12. Bankruptcy Rule 9019(a) authorizes Bankruptcy Courts, after notice and hearing, to approve post-petition compromises and settlements of claims. Bankruptcy Courts have historically recognized that "[t]o minimize litigation and expedite the administration of a bankruptcy estate, '[c]ompromises' are favored in bankruptcy." *Myers vs. Martin, (In Re Martin)*, 91 F.3d 389, 393 (3rd Cir. 1996). When considering whether to approve a settlement under Bankruptcy Rule 9019, a bankruptcy court must determine whether the proposed settlement is in the best interests of the estate. *In Re Energy Co-Op. Inc.*, 886 F.2d 921, 927 (7th Cir. 1989).

13. In this case, the compromise with UNARCO and Bank of America has been negotiated in good faith and at arms length by the parties after evaluating the merits of the claims, the defenses asserted, and the attendant risks and costs of litigation. Accordingly, the Disbursing Agent believes in the reasonable exercise of his business judgment that the compromise with UNARCO and Bank of America is in the best interests of the Debtors' creditors and the Debtors' estate.

14. The proposed compromise and settlement with UNARCO and Bank of America enables the Debtors' estate to realize funds in excess of $1,100,000.00 that may not otherwise be obtained even after continued litigation with respect to the Disbursing Agent's Complaint.

Additionally, the settlement is favorable to the estate in light of the probable costs of litigation and probabilities of success.

15. Under the Plan, the Disbursing Agent has authority to compromise and settle claims upon approval by the Committee or this Court. While counsel for the Committee has already approved the compromise and settlement, the Disbursing Agent believes that it is appropriate to file the this Motion to approve the settlement in light of the size of the claim asserted by the Disbursing Agent. Nothing contained herein shall act to limit or waive the Disbursing Agent's rights under the Plan to seek approval for compromises and settlements without seeking a formal Order from this Court.

WHEREFORE, the Disbursing Agent requests that the Court enter an Order, pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure, approving the compromise and settlement with UNARCO and Bank of America, as set forth in **Exhibit A** hereto, and granting all other appropriate relief under the circumstances.

Respectfully submitted,

ICE MILLER LLP

By: /s/ Ben T. Caughey
Henry A. Efroymson
Ben T. Caughey

ICE MILLER
One American Square
Suite 3100
Indianapolis, Indiana 46282-0002
(317) 236-2100

CERTIFICATE OF SERVICE

The undersigned hereby certifies that a copy of the foregoing has been deposited in the U.S. mail, first class postage prepaid, on the 10th day of August, 2007, addressed to:

Charles R. Wharton
Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
Daniel B. Prieto
JONES DAY
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Chicago, Illinois 60601

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1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202

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RUBIN & LEVIN, P.C.
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Indianapolis, Indiana 46204

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ROBERGE & ROBERGE
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PRESTON GATES & ELLIS, LLP
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Associate General Counsel
International Union, UAW
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STRADLEY RONON STEVENS & YOUNG, LLP
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Attorney at Law
Fifth Third Center
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ELLIOTT REIHNER SIEDZIKOWSKI & EGAN, P.C.
Union Meeting Corporate Center V
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KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
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Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, Georgia 31208-3708

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Office of the General Counsel
Pension Benefit Guaranty Corporation
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KATZ & KORIN, P.C.
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LEO & WEBER, P.C.
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Witt Industries, Inc.
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Cincinnati, Ohio 45209

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METZ LEWIS, LLC
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COSTON FIORETTI & LICHTMAN
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MADDIN HAUSER WARTELL ROTH & HELLER, PC
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BAKER & DANIELS
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Special Assistant Attorney General
Missouri Department of Revenue
General Counsel's Office
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HOSTETLER & KOWALIK, P.C.
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Riverside Contracting, LLC
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HOLLAND & KNIGHT, LLP
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Assistant Attorney General
State of Texas
Bankruptcy & Collections Division
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BARNES & THORNBURG
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CORS & BASSETT, LLC
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STEVENS & LEE
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Securities and Exchange Commission
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LOCKE REYNOLDS, LLP
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Department of Attorney General
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Tennessee Department of Revenue
c/o Marvin E. Clements, Jr.
Office of the Attorney General
Bankruptcy Division
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American Tower Corporation
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South Carolina Department of Revenue
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State of Alabama Department of Revenue
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/s/ Ben T. Caughey
Ben T. Caughey

ICE MILLER LLP
One American Square
Suite 3100
Indianapolis, Indiana 46282-0200
(317) 236-2100